Exhibit 99.2

PARK
HOTELS & RESORTS

First Quarter 2024
Supplemental Data

MARCH 31, 2024

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Waldorf Astoria Orlando

Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts ("REIT") with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 43 premium-branded hotels and resorts with over 26,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park's decision to cease payments on its $725 million non-recourse CMBS loan ("SF Mortgage Loan") secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the "Hilton San Francisco Hotels") and the lender's exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park's indebtedness, the completion of capital allocation priorities, the expected repurchase of Park's stock, the impact from macroeconomic factors (including inflation, elevated interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

2

3

Financial Statements

4

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)	March 31, 2024	December 31, 2023
	(unaudited)
ASSETS
Property and equipment, net	$7,441	$7,459
Contract asset	774	760
Intangibles, net	42	42
Cash and cash equivalents	378	717
Restricted cash	32	33
Accounts receivable, net of allowance for doubtful accounts of $3 and $3	125	112
Prepaid expenses	62	59
Other assets	40	40
Operating lease right-of-use assets	191	197
TOTAL ASSETS (variable interest entities – $231 and $236)	$9,085	$9,419
LIABILITIES AND EQUITY
Liabilities
Debt	$3,764	$3,765
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	49	35
Accounts payable and accrued expenses	223	210
Dividends payable	57	362
Due to hotel managers	101	131
Other liabilities	206	200
Operating lease liabilities	218	223
Total liabilities (variable interest entities – $217 and $218)	5,343	5,651
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 211,377,190 shares issued and 210,525,968 shares outstanding as of March 31, 2024 and 210,676,264 shares issued and 209,987,581 shares outstanding as of December 31, 2023	2	2
Additional paid-in capital	4,154	4,156
Accumulated deficit	(367)	(344)
Total stockholders' equity	3,789	3,814
Noncontrolling interests	(47)	(46)
Total equity	3,742	3,768
TOTAL LIABILITIES AND EQUITY	$9,085	$9,419

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Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended March 31,
	2024	2023
Revenues
Rooms	$374	$382
Food and beverage	182	181
Ancillary hotel	62	65
Other	21	20
Total revenues	639	648

Operating expenses
Rooms	102	107
Food and beverage	123	127
Other departmental and support	145	158
Other property	52	60
Management fees	30	30
Impairment and casualty loss	6	1
Depreciation and amortization	65	64
Corporate general and administrative	17	16
Other	21	20
Total expenses	561	583

Gain on sale of assets, net	—	15
Gain on derecognition of assets	14	—

Operating income	92	80

Interest income	5	10
Interest expense	(53)	(52)
Interest expense associated with hotels in receivership	(14)	(8)
Equity in earnings from investments in affiliates	—	4
Other gain, net	—	1

Income before income taxes	30	35
Income tax expense	(1)	(2)
Net income	29	33
Net income attributable to noncontrolling interests	(1)	—
Net income attributable to stockholders	$28	$33

Earnings per share:
Earnings per share – Basic	$0.13	$0.15
Earnings per share – Diluted	$0.13	$0.15

Weighted average shares outstanding – Basic	209	220
Weighted average shares outstanding – Diluted	211	221

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Supplementary Financial Information

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Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended March 31,
	2024	2023
Net income	$29	$33
Depreciation and amortization expense	65	64
Interest income	(5)	(10)
Interest expense	53	52
Interest expense associated with hotels in receivership(1)	14	8
Income tax expense	1	2
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	3
EBITDA	160	152
Gain on sale of assets, net	—	(15)
Gain on derecognition of assets(1)	(14)	—
Share-based compensation expense	4	4
Impairment and casualty loss	6	1
Other items	6	4
Adjusted EBITDA	$162	$146
_____________________________________
(1)For the three months ended March 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.

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Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended March 31,
	2024	2023
Adjusted EBITDA	$162	$146
Less: Adjusted EBITDA from investments in affiliates	(8)	(7)
Add: All other(1)	15	13
Hotel Adjusted EBITDA	169	152
Less: Adjusted EBITDA from hotels disposed of	(1)	(2)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	—	(5)
Comparable Hotel Adjusted EBITDA	$168	$145

	Three Months Ended March 31,
	2024	2023
Total Revenues	$639	$648
Less: Other revenue	(21)	(20)
Less: Revenues from hotels disposed of	—	(7)
Less: Revenue from the Hilton San Francisco Hotels	—	(48)
Comparable Hotel Revenues	$618	$573

	Three Months Ended March 31,		2024 vs 2023
	2024	2023	Change(2)
Total Revenues	$639	$648	(1.3)%
Operating income	$92	$80	15.1%
Operating income margin(2)	14.5%	12.4%	210	bps

Comparable Hotel Revenues	$618	$573	7.8%
Comparable Hotel Adjusted EBITDA	$168	$145	16.0%
Comparable Hotel Adjusted EBITDA margin(2)	27.3%	25.4%	190	bps
______________________________________________________________

(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended March 31,
	2024	2023
Net income attributable to stockholders	$28	$33
Depreciation and amortization expense	65	64
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)
Gain on sale of assets, net	—	(15)
Gain on derecognition of assets(1)	(14)	—
Impairment loss	5	—
Equity investment adjustments:
Equity in earnings from investments in affiliates	—	(4)
Pro rata FFO of investments in affiliates	1	5
Nareit FFO attributable to stockholders	84	82
Casualty loss	1	1
Share-based compensation expense	4	4
Interest expense associated with hotels in receivership(1)	14	—
Other items	8	5
Adjusted FFO attributable to stockholders	$111	$92
Nareit FFO per share – Diluted(2)	$0.40	$0.37
Adjusted FFO per share – Diluted(2)	$0.52	$0.42
Weighted average shares outstanding – Diluted(3)	211	221
_____________________________________
(1)For the three months ended March 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)Per share amounts are calculated based on unrounded numbers.
(3)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of March 31, 2024, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended March 31,
	2024	2023
Corporate general and administrative expenses	$17	$16
Less:
Share-based compensation expense	4	4
Other items	—	1
G&A, excluding expenses not included in Adjusted EBITDA	$13	$11

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Supplementary Financial Information (continued)

Net Debt and Net Debt to Comparable Adjusted EBITDA Ratio

(unaudited, in millions)
	March 31, 2024	December 31, 2023
Debt	$3,764	$3,765
Add: unamortized deferred financing costs and discount	22	22
Less: unamortized premium	(1)	(1)
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,785	3,786
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	164	164
Less: cash and cash equivalents(1)	(378)	(555)
Less: restricted cash	(32)	(33)
Net Debt	$3,539	$3,362
TTM Comparable Adjusted EBITDA(2)	$675	$653
Net Debt to TTM Comparable Adjusted EBITDA ratio	5.24x	5.15x

_____________________________________
(1)As of December 31, 2023, considers the additional distribution of $162 million (or approximately $0.77 per share) in connection with the effective exit from the Hilton San Francisco Hotels. The cash dividend of $0.77 per share was declared on October 27, 2023 and paid on January 16, 2024 to stockholders of record as of December 29, 2023.
(2)See pages 29 and 30 for trailing twelve months ("TTM") Comparable Adjusted EBITDA as of March 31, 2024 and December 31, 2023, respectively.

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Outlook and Assumptions

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Outlook and Assumptions

Full-Year 2024 Outlook

Park expects full-year 2024 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2024 Outlook as of April 30, 2024				Full-Year 2024 Outlook as of February 27, 2024				Change at Midpoint
Metric	Low		High		Low		High

Comparable RevPAR	$186		$188		$185		$188		$1
Comparable RevPAR change vs. 2023	4.0%		5.5%		3.5%		5.5%		25	bps

Net income	$151		$191		$146		$186		$5
Net income attributable to stockholders	$140		$180		$134		$174		$6
Earnings per share – Diluted(1)	$0.66		$0.85		$0.64		$0.83		$0.02
Operating income	$407		$446		$397		$436		$10
Operating income margin	15.4%		16.6%		15.1%		16.3%		30	bps

Adjusted EBITDA	$655		$695		$645		$685		$10
Comparable Hotel Adjusted EBITDA margin(1)	27.1%		28.1%		26.8%		27.8%		30	bps
Comparable Hotel Adjusted EBITDA margin change vs. 2023(1)	(70)	bps	30	bps	(100)	bps	—	bps	30	bps
Adjusted FFO per share – Diluted(1)	$2.07		$2.27		$2.02		$2.22		$0.05
__________________________________________________________________________
(1)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Comparable RevPAR for the second quarter of 2024 is expected to be between $197 and $201, representing year-over-year growth of 3% to 5%;
•The mortgage loan secured by the Hilton Denver City Center is not called by the lender during 2024;
•Includes 50 bps of RevPAR and $9 million of Hotel Adjusted EBITDA disruption from renovations at certain of Park's hotels, of which $8 million is associated with renovations at Park's Hawaii hotels;
•Adjusted FFO excludes $55 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan for full-year 2024, which began in June 2023 and is required to be recognized in interest expense until legal title to the Hilton San Francisco Hotels are transferred;
•Fully diluted weighted average shares for the full-year 2024 of 211 million; and
•Park's Comparable portfolio as of April 30, 2024 and does not take into account potential future acquisitions, dispositions or any financing transactions, which could result in a material change to Park’s outlook.
Park's full-year 2024 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, such as inflation, changes in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

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Outlook and Assumptions (continued)

EBITDA, Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

	Year Ending
(unaudited, in millions)	December 31, 2024
	Low Case	High Case
Net income	$151	$191
Depreciation and amortization expense	258	258
Interest income	(17)	(17)
Interest expense	209	209
Interest expense associated with hotels in receivership	55	55
Income tax expense	4	4
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	9	9
EBITDA	669	709
Gain on derecognition of assets	(55)	(55)
Share-based compensation expense	18	18
Impairment and casualty loss	6	6
Other items	17	17
Adjusted EBITDA	655	695
Less: Adjusted EBITDA from investments in affiliates	(21)	(22)
Add: All other	58	58
Comparable Hotel Adjusted EBITDA	$692	$731

	Year Ending
	December 31, 2024
	Low Case	High Case
Total Revenues	$2,640	$2,689
Less: Other revenue	(92)	(92)
Comparable Hotel Revenues	$2,548	$2,597

	Year Ending
	December 31, 2024
	Low Case	High Case
Total Revenues	$2,640	$2,689
Operating income	$407	$446
Operating income margin(1)	15.4%	16.6%

Comparable Hotel Revenues	$2,548	$2,597
Comparable Hotel Adjusted EBITDA	$692	$731
Comparable Hotel Adjusted EBITDA margin(1)	27.1%	28.1%
_______________________________________________________________________________
(1)Percentages are calculated based on unrounded numbers.

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Outlook and Assumptions (continued)

Nareit FFO and Adjusted FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2024
	Low Case	High Case
Net income attributable to stockholders	$140	$180
Depreciation and amortization expense	258	258
Depreciation and amortization expense attributable to noncontrolling interests	(5)	(5)
Gain on derecognition of assets	(55)	(55)
Impairment loss	5	5
Equity investment adjustments:
Equity in earnings from investments in affiliates	(3)	(3)
Pro rata FFO of equity investments	10	10
Nareit FFO attributable to stockholders	350	390
Casualty loss	1	1
Share-based compensation expense	18	18
Interest expense associated with hotels in receivership	55	55
Other items	14	16
Adjusted FFO attributable to stockholders	$438	$480
Adjusted FFO per share – Diluted(1)	$2.07	$2.27
Weighted average diluted shares outstanding	211	211
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

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Portfolio and Operating Metrics

17

Portfolio and Operating Metrics

Hotel Portfolio as of April 30, 2024

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$54
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$128
Waldorf Astoria Orlando	502	Orlando	62,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$158
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—

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Portfolio and Operating Metrics (continued)

Hotel Portfolio as of April 30, 2024

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	27,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (39 Hotels)	23,428		2,137,000			$1,659

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$28
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$16
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,665		318,000			$164

Grand Total (43 Hotels)	26,093		2,455,000			$1,823
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

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Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q1 2024 vs. Q1 2023

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	1Q24	1Q23	Change(1)	1Q24	1Q23	Change		1Q24	1Q23	Change(1)	1Q24	1Q23	Change(1)
Hawaii	2	3,507	$311.13	$298.27	4.3%	90.2%	88.1%	2.1	% pts	$280.53	$262.80	6.7%	$480.70	$470.31	2.2%
Orlando	3	2,325	283.63	274.48	3.3	74.2	72.3	1.9		210.46	198.43	6.1	454.95	407.21	11.7
New York	1	1,878	254.83	247.85	2.8	74.7	69.0	5.7		190.37	170.94	11.4	324.03	280.45	15.5
New Orleans	1	1,622	227.65	229.38	(0.8)	75.0	65.6	9.4		170.75	150.51	13.4	299.65	280.88	6.7
Boston	3	1,536	191.00	186.11	2.6	74.3	70.5	3.8		141.85	131.17	8.1	197.40	180.74	9.2
Southern California	5	1,773	199.19	208.91	(4.7)	74.6	73.3	1.3		148.65	153.13	(2.9)	240.57	246.22	(2.3)
Key West	2	461	671.01	575.05	16.7	84.1	79.1	5.0		564.62	454.92	24.1	798.39	641.84	24.4
Chicago	3	2,467	166.20	161.20	3.1	41.8	38.9	2.9		69.45	62.66	10.8	120.98	117.29	3.1
Puerto Rico	1	652	347.89	310.15	12.2	83.7	85.6	(1.9)		291.32	265.53	9.7	416.97	405.32	2.9
Washington, D.C.	2	1,085	181.36	168.96	7.3	66.9	64.5	2.4		121.32	109.01	11.3	183.80	162.53	13.1
Denver	1	613	170.58	167.16	2.0	63.5	60.5	3.0		108.28	101.06	7.1	161.09	154.63	4.2
Miami	1	393	350.53	336.76	4.1	86.5	87.8	(1.3)		303.19	295.51	2.6	384.82	384.13	0.2
Seattle	2	1,246	134.63	146.22	(7.9)	67.7	58.2	9.5		91.14	85.03	7.2	134.46	128.31	4.8
San Francisco	2	660	313.07	324.80	(3.6)	65.1	61.5	3.6		203.85	199.72	2.1	281.11	286.32	(1.8)
Other	10	3,210	175.28	176.68	(0.8)	60.3	57.1	3.2		105.69	100.90	4.8	148.90	141.07	5.5
All Markets	39	23,428	$247.91	$241.96	2.5%	70.9%	67.4%	3.5	% pts	$175.65	$162.91	7.8%	$289.68	$271.73	6.6%
(1)Calculated based on unrounded numbers.

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Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q1 2024 vs. Q1 2023

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	1Q24	1Q23	Change(1)	1Q24	1Q23	Change(1)	1Q24	1Q23	Change
Hawaii(2)	2	3,507	$64	$59	9.6%	$154	$148	3.3%	42.0%	39.6%	240	bps
Orlando	3	2,325	36	33	12.0	96	85	13.0	38.1	38.4	(30)
New York	1	1,878	(2)	(3)	34.1	55	47	16.8	(4.1)	(7.2)	310
New Orleans	1	1,622	17	17	(1.6)	44	41	7.9	38.2	41.9	(370)
Boston(3)	3	1,536	10	4	142.6	28	25	10.4	36.1	16.4	1,970
Southern California	5	1,773	9	10	(6.4)	39	39	(1.2)	22.9	24.2	(130)
Key West	2	461	16	11	35.8	33	27	25.8	47.2	43.7	350
Chicago	3	2,467	(10)	(11)	3.1	27	26	4.3	(37.3)	(40.2)	290
Puerto Rico	1	652	8	8	9.7	25	24	4.0	33.9	32.1	180
Washington, D.C.	2	1,085	4	3	41.0	18	16	14.3	20.2	16.4	380
Denver	1	613	3	2	29.1	9	9	5.3	29.3	23.9	540
Miami	1	393	6	6	2.5	14	14	1.3	48.1	47.5	60
Seattle	2	1,246	—	—	(180.0)	15	14	6.0	(2.8)	(1.1)	(170)
San Francisco	2	660	3	3	(1.0)	17	17	(0.7)	19.4	19.4	—
Other	10	3,210	4	3	26.4	44	41	6.8	8.6	7.3	130
All Markets	39	23,428	$168	$145	16.0%	$618	$573	7.8%	27.3%	25.4%	190	bps
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park's Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park's Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation's Hotel & Motel Relief Grant Program.

21

Portfolio and Operating Metrics (continued)

Core Hotels: Q1 2024 vs. Q1 2023

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		1Q24	1Q23	Change(1)	1Q24	1Q23	Change		1Q24	1Q23	Change(1)	1Q24	1Q23	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$303.73	$290.18	4.7%	91.8%	89.3%	2.5	% pts	$278.70	$259.03	7.6%	$451.51	$428.83	5.3%
2	Hilton Waikoloa Village	347.29	336.73	3.1	83.1	83.0	0.1		288.57	279.45	3.3	609.73	653.67	(6.7)
3	Signia by Hilton Orlando Bonnet Creek	275.09	254.07	8.3	77.6	72.2	5.4		213.49	183.53	16.3	533.73	438.43	21.7
4	Waldorf Astoria Orlando	445.50	441.58	0.9	60.1	61.6	(1.5)		267.64	271.93	(1.6)	505.34	515.58	(2.0)
5	Hilton Orlando Lake Buena Vista	217.86	217.25	0.3	78.7	79.0	(0.3)		171.44	171.56	(0.1)	326.22	301.69	8.1
6	New York Hilton Midtown	254.83	247.85	2.8	74.7	69.0	5.7		190.37	170.94	11.4	324.03	280.45	15.5
7	Hilton New Orleans Riverside	227.65	229.38	(0.8)	75.0	65.6	9.4		170.75	150.51	13.4	299.65	280.88	6.7
8	Hilton Boston Logan Airport	198.03	190.50	4.0	92.1	89.9	2.2		182.43	171.29	6.5	236.94	225.66	5.0
9	Hyatt Regency Boston	194.28	190.98	1.7	72.7	68.3	4.4		141.19	130.42	8.3	190.80	176.19	8.3
10	Boston Marriott Newton	167.72	165.48	1.4	51.0	45.7	5.3		85.62	75.68	13.1	149.56	122.95	21.6
11	Hilton Santa Barbara Beachfront Resort	254.75	271.07	(6.0)	68.3	64.1	4.2		174.10	173.92	0.1	280.14	292.71	(4.3)
12	Hyatt Regency Mission Bay Spa and Marina	220.64	246.84	(10.6)	70.7	61.8	8.9		155.92	152.53	2.2	291.97	271.15	7.7
13	Hilton Checkers Los Angeles	202.71	220.43	(8.0)	63.9	65.0	(1.1)		129.44	143.11	(9.5)	159.21	167.42	(4.9)
14	Casa Marina Key West, Curio Collection	688.13	553.02	24.4	82.2	76.1	6.1		565.41	420.84	34.4	800.71	608.26	31.6
15	The Reach Key West, Curio Collection	637.96	615.76	3.6	88.2	85.3	2.9		562.99	525.58	7.1	793.59	711.46	11.5
16	Hilton Chicago	157.46	148.86	5.8	43.8	39.4	4.4		69.00	58.67	17.6	142.36	136.60	4.2
17	W Chicago – City Center	234.31	223.44	4.9	38.6	37.3	1.3		90.53	83.52	8.4	108.94	102.38	6.4
18	W Chicago – Lakeshore	142.60	151.86	(6.1)	38.2	38.4	(0.2)		54.47	58.33	(6.6)	66.83	71.52	(6.6)
19	DoubleTree Hotel Washington DC – Crystal City	175.24	161.56	8.5	68.9	67.7	1.2		120.71	109.37	10.4	170.71	155.26	10.0
20	Hilton Denver City Center	170.58	167.16	2.0	63.5	60.5	3.0		108.28	101.06	7.1	161.09	154.63	4.2
21	Royal Palm South Beach Miami	350.53	336.76	4.1	86.5	87.8	(1.3)		303.19	295.51	2.6	384.82	384.13	0.2
22	Hyatt Centric Fisherman's Wharf	186.98	193.71	(3.5)	63.6	63.3	0.3		119.00	122.64	(3.0)	158.77	173.55	(8.5)
23	JW Marriott San Francisco Union Square	424.00	452.26	(6.2)	66.5	59.9	6.6		281.80	270.52	4.2	393.49	389.92	0.9
24	DoubleTree Hotel San Jose	194.41	175.29	10.9	62.0	58.8	3.2		120.51	103.03	17.0	179.16	165.56	8.2
25	Juniper Hotel Cupertino, Curio Collection	209.99	208.10	0.9	69.1	51.8	17.3		145.06	107.81	34.6	166.31	126.81	31.1
	Total Core Hotels	265.72	257.84	3.1	71.9	68.1	3.8		191.04	175.51	8.8	322.17	299.95	7.4

	All Other Hotels	187.84	189.23	(0.7)	67.5	65.0	2.5		126.88	122.97	3.2	186.70	182.25	2.4
	Total Comparable Hotels	$247.91	$241.96	2.5%	70.9%	67.4%	3.5	% pts	$175.65	$162.91	7.8%	$289.68	$271.73	6.6%
(1)Calculated based on unrounded numbers.

22

Portfolio and Operating Metrics (continued)

Core Hotels: Q1 2024 vs. Q1 2023

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		1Q24	1Q23	Change(1)	1Q24	1Q23	Change(1)	1Q24	1Q23	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$51	$44	15.6%	$118	$110	6.5%	43.2%	39.8%	340	bps
2	Hilton Waikoloa Village(2)	14	15	(8.0)	36	38	(5.7)	38.4	39.4	(100)
3	Signia by Hilton Orlando Bonnet Creek	20	17	22.3	49	40	23.1	41.3	41.6	(30)
4	Waldorf Astoria Orlando	7	8	(4.2)	23	23	(0.9)	31.8	32.9	(110)
5	Hilton Orlando Lake Buena Vista	9	9	6.6	24	22	9.3	37.7	38.7	(100)
6	New York Hilton Midtown	(2)	(3)	34.1	55	47	16.8	(4.1)	(7.2)	310
7	Hilton New Orleans Riverside	17	17	(1.6)	44	41	7.9	38.2	41.9	(370)
8	Hilton Boston Logan Airport(3)	4	2	99.2	13	12	6.2	31.9	17.0	1,490
9	Hyatt Regency Boston(3)	4	2	118.5	9	8	9.5	39.5	19.8	1,970
10	Boston Marriott Newton(3)	2	—	432.9	6	5	23.0	40.3	9.3	3,100
11	Hilton Santa Barbara Beachfront Resort	3	3	(5.6)	9	9	(3.2)	29.0	29.7	(70)
12	Hyatt Regency Mission Bay Spa and Marina	2	2	36.1	12	11	8.9	20.0	16.0	400
13	Hilton Checkers Los Angeles	—	—	(47.6)	3	3	(3.8)	7.8	14.3	(650)
14	Casa Marina Key West, Curio Collection	11	7	50.2	23	17	33.1	48.1	42.6	550
15	The Reach Key West, Curio Collection	5	4	11.9	10	10	12.8	45.3	45.7	(40)
16	Hilton Chicago	(5)	(6)	15.0	20	19	5.4	(24.5)	(30.4)	590
17	W Chicago – City Center	(2)	(2)	(9.0)	4	4	7.6	(45.8)	(45.2)	(60)
18	W Chicago – Lakeshore	(3)	(3)	(12.7)	3	3	(5.5)	(107.8)	(90.3)	(1,750)
19	DoubleTree Hotel Washington DC – Crystal City	2	2	14.3	10	9	11.2	23.9	23.2	70
20	Hilton Denver City Center	3	2	29.1	9	9	5.3	29.3	23.9	540
21	Royal Palm South Beach Miami	6	6	2.5	14	14	1.3	48.1	47.5	60
22	Hyatt Centric Fisherman's Wharf	—	—	(66.7)	5	5	(7.5)	0.5	1.5	(100)
23	JW Marriott San Francisco Union Square	3	3	0.6	12	12	2.0	26.4	26.8	(40)
24	DoubleTree Hotel San Jose	2	1	92.0	8	8	9.4	16.4	9.3	710
25	Juniper Hotel Cupertino, Curio Collection	1	—	216.8	3	2	32.6	26.8	11.2	1,560
	Total Core Hotels	154	130	17.9	522	481	8.6	29.5	27.2	230

	All Other Hotels	14	15	(0.8)	96	92	3.6	15.2	15.9	(70)
	Total Comparable Hotels	$168	$145	16.0%	$618	$573	7.8%	27.3%	25.4%	190	bps
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park's Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park's Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation's Hotel & Motel Relief Grant Program.

23

Properties Acquired and Sold

24

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981
_____________________________________
(1)Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)Sold in December 2019.
(3)Sold in August 2021.
(4)Sold in June 2021.
(5)Sold in June 2022.
(6)Sold in July 2021.
(7)Sold in April 2021.

25

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Total Sales (13 Hotels)			3,193	$519.0

2019 Total Sales (8 Hotels)			2,597	$496.9

2020 Total Sales (2 Hotels)			700	$207.9

2021 Total Sales (5 Hotels)			1,042	$476.6

2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

Grand Total(3) (36 Hotels)			10,247	$2,135.6
_____________________________________
(1)Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.
(2)The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3)To date, Park has sold its interest in 36 hotels. In addition, four other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

26

Comparable Supplementary Financial Information

27

Comparable Supplementary Financial Information

Historical Comparable TTM Hotel Metrics

	Three Months Ended				TTM
	June 30,	September 30,	December 31,	March 31,	March 31,
(unaudited)	2023	2023	2023	2024	2024
Comparable RevPAR	$191.03	$182.08	$178.25	$175.65	$181.74
Comparable Occupancy	76.9%	75.3%	71.0%	70.9%	73.5%
Comparable ADR	$248.33	$241.74	$250.93	$247.91	$247.17

Total Revenues	$714	$679	$657	$639	$2,689
Operating (loss) income	$(98)	$85	$276	$92	$355
Operating (loss) income margin(1)	(13.7)%	12.5%	42.0%	14.5%	13.2%

Comparable Hotel Revenues (in millions)	$643	$606	$619	$618	$2,486
Comparable Hotel Adjusted EBITDA (in millions)	$192	$172	$171	$168	$703
Comparable Hotel Adjusted EBITDA margin(1)	29.9%	28.4%	27.5%	27.3%	28.3%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Comparable RevPAR	$162.91	$191.03	$182.08	$178.25	$178.62
Comparable Occupancy	67.4%	76.9%	75.3%	71.0%	72.7%
Comparable ADR	$241.96	$248.33	$241.74	$250.93	$245.80

Total Revenues	$648	$714	$679	$657	$2,698
Operating income (loss)	$80	$(98)	$85	$276	$343
Operating income (loss) margin(1)	12.4%	(13.7)%	12.5%	42.0%	12.7%

Comparable Hotel Revenues (in millions)	$573	$643	$606	$619	$2,441
Comparable Hotel Adjusted EBITDA (in millions)	$145	$192	$172	$171	$680
Comparable Hotel Adjusted EBITDA margin(1)	25.4%	29.9%	28.4%	27.5%	27.8%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$164.00	$188.52	$182.97	$173.93	$177.40
Comparable Occupancy	76.2%	84.8%	83.4%	79.6%	81.1%
Comparable ADR	$215.36	$222.26	$219.29	$218.44	$218.94

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Comparable Hotel Revenues (in millions)	$578	$655	$619	$637	$2,489
Comparable Hotel Adjusted EBITDA (in millions)	$154	$205	$178	$190	$727
Comparable Hotel Adjusted EBITDA margin(1)	26.7%	31.4%	28.7%	29.8%	29.2%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

28

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – TTM

	Three Months Ended				TTM
(unaudited, in millions)	June 30,	September 30,	December 31,	March 31,	March 31,
	2023	2023	2023	2024	2024
Net (loss) income	$(146)	$31	$188	$29	$102
Depreciation and amortization expense	64	65	94	65	288
Interest income	(10)	(9)	(9)	(5)	(33)
Interest expense	52	51	52	53	208
Interest expense associated with hotels in receivership	9	14	14	14	51
Income tax expense	3	—	33	1	37
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	1	3	8
EBITDA	(26)	154	373	160	661
Gain on derecognition of assets(1)	—	—	(221)	(14)	(235)
Gain on sale of investments in affiliates(2)	(3)	—	—	—	(3)
Share-based compensation expense	5	5	4	4	18
Impairment and casualty loss	203	—	—	6	209
Other items	8	4	7	6	25
Adjusted EBITDA	187	163	163	162	675
Less: Adjusted EBITDA from hotels disposed of	(1)	—	—	(1)	(2)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	1	(1)	2	—	2
Comparable Adjusted EBITDA	187	162	165	161	675
Less: Adjusted EBITDA from investments in affiliates	(8)	(4)	(5)	(8)	(25)
Add: All other(3)	13	14	11	15	53
Comparable Hotel Adjusted EBITDA	$192	$172	$171	$168	$703
_____________________________________
(1)For the three months ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels. Additionally, for the three months ended March 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)Included in other gain, net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

29

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2023

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Net income (loss)	$33	$(146)	$31	$188	$106
Depreciation and amortization expense	64	64	65	94	287
Interest income	(10)	(10)	(9)	(9)	(38)
Interest expense	52	52	51	52	207
Interest expense associated with hotels in receivership	8	9	14	14	45
Income tax expense	2	3	—	33	38
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	2	1	8
EBITDA	152	(26)	154	373	653
Gain on sales of assets, net	(15)	—	—	—	(15)
Gain on derecognition of assets(1)	—	—	—	(221)	(221)
Gain on sale of investments in affiliates(2)	—	(3)	—	—	(3)
Share-based compensation expense	4	5	5	4	18
Casualty and impairment loss	1	203	—	—	204
Other items	4	8	4	7	23
Adjusted EBITDA	146	187	163	163	659
Less: Adjusted EBITDA from hotels disposed of	(2)	(1)	—	—	(3)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(5)	1	(1)	2	(3)
Comparable Adjusted EBITDA	139	187	162	165	653
Less: Adjusted EBITDA from investments in affiliates	(7)	(8)	(4)	(5)	(24)
Add: All other(3)	13	13	14	11	51
Comparable Hotel Adjusted EBITDA	$145	$192	$172	$171	$680
_____________________________________
(1)For the three months and year ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)Included in other gain, net in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

30

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2019

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	25	26	25	34	110
Interest expense associated with hotels in receivership	7	7	8	8	30
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(31)	(30)	(19)	(18)	(98)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(33)	(27)	(25)	(21)	(106)
Comparable Adjusted EBITDA(2)	146	198	170	181	695
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA	$154	$205	$178	$190	$727
_____________________________________
(1)Included in other gain, net in the condensed consolidated statements of operations.
(2)Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $680 million.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

31

Comparable Supplementary Financial Information (continued)

Historical Comparable TTM Hotel Revenues – 2024, 2023 and 2019

	Three Months Ended				TTM
(unaudited, in millions)	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024
Total Revenues	$714	$679	$657	$639	$2,689
Less: Other revenue	(22)	(22)	(21)	(21)	(86)
Less: Revenues from hotels disposed of	(3)	—	—	—	(3)
Less: Revenues from the Hilton San Francisco Hotels	(46)	(51)	(17)	—	(114)
Comparable Hotel Revenues	$643	$606	$619	$618	$2,486

	Three Months Ended				Full-Year
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Total Revenues	$648	$714	$679	$657	$2,698
Less: Other revenue	(20)	(22)	(22)	(21)	(85)
Less: Revenues from hotels disposed of	(7)	(3)	—	—	(10)
Less: Revenues from the Hilton San Francisco Hotels	(48)	(46)	(51)	(17)	(162)
Comparable Hotel Revenues	$573	$643	$606	$619	$2,441

	Three Months Ended				Full-Year
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(98)	(92)	(70)	(70)	(330)
Less: Revenues from the Hilton San Francisco Hotels	(95)	(88)	(86)	(85)	(354)
Comparable Hotel Revenues	$578	$655	$619	$637	$2,489

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Capital Structure

33

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of March 31, 2024
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	September 2024(1)	$54
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	128
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	158
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Notes		7.50%	June 2025	650
2028 Senior Notes		5.88%	October 2028	725
2029 Senior Notes		4.88%	May 2029	750
Finance lease obligations		7.66%	2024 to 2028	1
Total Fixed Rate Debt		5.24%(2)		3,785

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 2.00%(4)	December 2026	—
Total Variable Rate Debt		7.43%		—

Add: unamortized premium				1
Less: unamortized deferred financing costs and discount				(22)
Total Debt(5)(6)		5.24%(2)		$3,764
(1)The loan matures in August 2042 but became callable by the lender in August 2022 with six months of notice. As of March 31, 2024, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)Park has approximately $950 million of available capacity under the Revolver.
(4)SOFR includes a credit spread adjustment of 0.1%.
(5)Excludes $164 million of Park’s share of debt of its unconsolidated joint ventures.
(6)Excludes the SF Mortgage Loan, which is included in debt associated with hotels in receivership in Park's consolidated balance sheets. In June 2023, Park ceased making debt service payments toward the non-recourse SF Mortgage Loan, and Park received a notice of default. The stated rate on the loan is 4.11%, however, beginning June 1, 2023, the default interest rate on the loan is 7.11%. Additionally, beginning June 1, 2023, the loan accrues a monthly late payment administrative fee of 3% of the monthly amount due. In October 2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels.

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Definitions

35

Definitions

Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park's portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through April 30, 2024 and the Hilton San Francisco Hotels, which were placed into receivership at the end of October 2023.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

36

Definitions (continued)

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO

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Definitions (continued)

provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

38

Definitions (continued)

Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

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Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
Meredith Jensen	HSBC Global Research	(212) 525-6858	meredith.jensen@us.hsbc.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Richard Anderson	Wedbush Securities Inc.	(212) 938-9949	richard.anderson@wedbush.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com
Keegan Carl	Wolfe Research	(646) 582-9251	kcarl@wolferesearch.com

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